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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                       January 26, 1998 (January 26, 1998)


                       ROCKWELL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                   1-12383               25-1797617
(State or other              (Commission           (IRS Employer
jurisdiction of               File Number)         Identification No.)
incorporation)


600 Anton Boulevard, Suite 700, Costa Mesa, California   92626-7147
   (Address of principal executive offices)              (Zip code)



Registrant's telephone number, including area code:  (714) 424-4565



         (Former name or former address, if changed since last report)




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                               (Page 1 of 5 Pages)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         On January 26, 1998 the Registrant issued and sold $350 million aggregate principal amount of its 6.15% Notes due January 15, 2008, $250 million aggregate principal amount of its 6.70% Debentures due January 15, 2028 and $200 million aggregate principal amount of its 5.20% Debentures due January 15, 2098 (collectively, the "Securities") in an underwritten public offering. Reference is made to the Registrant's Registration Statement on Form S-3 (Registration No. 333-43071) under the Securities Act of 1933, as amended, and the related Prospectus dated January 7, 1998, as supplemented by the Prospectus Supplement dated January 21, 1998, filed with the Securities and Exchange Commission. The Representative of the underwriters in respect of the offering was Morgan Stanley Dean Witter. The Chase Manhattan Bank (successor to Mellon Bank, N.A.) is the Trustee under the Indenture under which the Securities were issued. The Registrant intends to use the net proceeds of the offering to repay approximately $380 million aggregate principal amount of commercial paper notes of the Registrant, which on January 21, 1998 had interest rates ranging from 5.5% to 5.75%, and the balance will be added to the Registrant's general funds which will be available for general corporate purposes, including the Registrant's stock repurchase program. Pending application of the funds, the Registrant will use the net proceeds of the offering for short-term investments.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c) Exhibits.

             1 Conformed copy of Underwriting Agreement dated January 21, 1998 between the Registrant and Morgan Stanley & Co. Incorporated, as Representative of the several underwriters named in Schedule B thereto.

             4-a Form of certificate for the Registrant's 6.15% Notes due January 15, 2008.

             4-b Form of certificate for the Registrant's 6.70% Debentures due January 15, 2028.

             4-c Form of certificate for the Registrant's 5.20% Debentures due January 15, 2098.

                               (Page 2 of 5 Pages)

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             4-d   Indenture dated as of December 1, 1996 between the Registrant and The Chase Manhattan Bank (successor to Mellon Bank,
                   N.A.), as Trustee, relating to the Securities, filed as
                   Exhibit 4-a to the Registrant's Registration Statement on
                   Form S-3 (Registration No. 333-43071), is incorporated herein by reference.

                               (Page 3 of 5 Pages)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     ROCKWELL INTERNATIONAL CORPORATION
                                                (Registrant)

                                     By /s/ William J. Calise, Jr.
                                        -------------------------------------
                                             William J. Calise, Jr.
                                          Senior Vice President, General
                                            Counsel and Secretary

Dated:  January 26, 1998

                               (Page 4 of 5 Pages)

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                                  EXHIBIT INDEX

                                                                    Sequentially
Exhibit                                                               Numbered
Number                             Description                          Page
------                             -----------                      ------------

1 Conformed copy of Underwriting Agreement dated January 21, 1998 between the Registrant and Morgan Stanley & Co. Incorporated, as Representative of the several underwriters named in Schedule B thereto.

4-a    Form of certificate for the Registrant's 6.15% Notes due
       January 15, 2008.

4-b Form of certificate for the Registrant's 6.70% Debentures due January 15, 2028.

4-c Form of certificate for the Registrant's 5.20% Debentures due January 15, 2098.

4-d Indenture dated as of December 1, 1996 between the Registrant and The Chase Manhattan Bank (successor to Mellon Bank, N.A.), as Trustee, relating to the Securities, filed as Exhibit 4-a to the Registrant's Registration Statement on Form S-3 (Registration No. 333-43071), is incorporated herein by reference.

                               (Page 5 of 5 Pages)